                                                                  EXHIBIT 10.2.5

                             As of February 8, 2006

Globis Capital Partners, L.P.
60 Broad Street
New York, NY 10004
Attn: Paul Packer

Gentlemen:

The undersigned hereby agrees to transfer to you 12,000 shares ("Shares") of common stock, par value $.001 per share, of Asia Automotive Acquisition Corporation ("Company"), a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an automotive operating business that has its primary operating facilities located in Asia, in exchange for $300.

By agreeing to the foregoing transfer, you understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); that you are acquiring the Shares for your account for investment purposes only; that you have no present intention of selling or otherwise disposing of the Shares in violation of the Securities Act; that you are an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that, based solely on a review of the Registration Statement on Form S-1, as amended to date, filed with the SEC, you are familiar with the proposed business, management, financial condition, and affairs of the Company.

Very truly yours,


/s/ Rudy Wilson
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Rudy Wilson
For Asia Development Capital LLC


Agreed to by:
Globis Capital Partners, L.P.



By: /s/ Paul Packer
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Name: Globis Capital Advisors L.L.C.
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Title: Managing Member
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